SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K




                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: FEBRUARY 1, 2001
                        (Date of earliest event reported)


                             SONICBLUE INCORPORATED
             (Exact name of registrant as specified in its charter)


        DELAWARE                         0-21126               77-0204341
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)          Identification No.)


          2841 MISSION COLLEGE BOULEVARD, SANTA CLARA, CALIFORNIA 95054
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 588-8000


                                 S3 INCORPORATED
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

         On February 1, 2001, SONICblue Incorporated (the "Company"), a Delaware corporation, announced that it entered into an agreement to acquire Sensory Science Corporation, ("Sensory Science"), a public company traded on the American Stock Exchange under the ticker symbol VCR. Sensory Science is based in Scottsdale, Arizona. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Press Release dated February 1, 2001.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  February 2, 2001.

                                       SONICBLUE INCORPORATED



                                       By  /s/ William F. McFarland
                                         --------------------------------------
                                              William F. McFarland
                                            Controller and Interim Chief
                                                Financial Officer

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


                                INDEX TO EXHIBITS


  Exhibit
   Number        Description
-----------    --------------------------------------------------------------
    99.1       Press Release dated February 1, 2001.


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